SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) February 23, 1996


                 EquiVantage Home Equity Loan Trust 1996-2
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


           New York              33-99364             Application Pending
- -----------------------------  ----------------    -----------------------------
 (State or Other Jurisdiction   (Commission             (I.R.S. Employer
       of Incorporation)       File Number)            Identification No.)


  c/o EquiVantage Acceptance                        77040
            Corp.,                          ----------------------
   Attention:  John E. Smith                      (Zip Code)
    13111 Northwest Freeway
          Houston, Texas
 -----------------------------
     (Address of Principal
      Executive Offices)


     Registrant's telephone number, including area code (713) 895-1957
                                                        ---------------
                13111 Northwest Freeway, Houston Texas 77040
- --------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

     Item 5.  Other Events
              ------------

          In connection with the offering of EquiVantage Home Equity Loan Trust 1996-2 Home Equity Loan Asset-Backed Certificates, Series 1996-2, described in a Prospectus Supplement dated May 16, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               --------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1.  Related Computational Materials (as defined in
          Item 5 above).

                                 SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


               EQUIVANTAGE ACCEPTANCE CORPORATION
                 as Sponsor and on behalf of

               EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2
               -----------------------------------------
                         Registrant



                          By:           /s/
                             --------------------------------
                             Name: John E. Smith
                             Title:     President



Dated:  May 21, 1996

                               EXHIBIT INDEX
                               -------------


 Exhibit No.    Description              Page No.
 -----------    -----------              --------

 99.1           Related Computational        6
                Materials (as defined
                in Item 5 above).